                                 EXHIBIT 99.2
                                 ------------

          UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

GENERAL

  The following unaudited pro forma condensed combined financial statements are presented assuming the Merger will be accounted for as a pooling of interests and reflect the combination of the historical consolidated financial statements of Premier and Citizens. The pro forma condensed combined balance sheet has been prepared as if the acquisition had been consummated at the beginning of the period covered. The pro forma condensed combined statements of income have been prepared as if the acquisition had been consummated on January 1, 1994. The following financial statements do not reflect any anticipated cost savings which may be realized by Premier after consummation of the Merger.

  The pro forma information does not purport to represent what Premier's and Citizens' combined results of operations actually would have been if the Merger had occurred on January 1, 1994.

                   PRO FORMA CONDENSED COMBINED BALANCE SHEET

                                 JUNE 30, 1997
                             (DOLLARS IN THOUSANDS)
                                  (UNAUDITED)

                                                          PRO FORMA
                                                         ADJUSTMENTS   PRO FORMA
                                      PREMIER  CITIZENS DEBIT (CREDIT) COMBINED
ASSETS                               --------- -------- -------------- ---------
Cash and due from banks............  $  21,806 $  7,110      $         $ 28,916
Interest-bearing deposits in banks.      8,870      100                   8,970
Federal funds sold.................     20,138      490                  20,628
Securities available-for-sale......     99,706   39,759                 139,465
Loans held for resale..............     40,333                           40,333
Loans..............................    378,342  109,082       --        487,424
Less allowance for loan losses.....      6,973    1,300                   8,273
                                     --------- --------      ----      --------
  Loans, net.......................    371,369  107,782         0       479,151
                                     --------- --------      ----      --------
Premises and equipment.............     12,986    5,770                  18,756
Goodwill and other intangibles.....      2,699                            2,699
Other assets.......................      9,517    1,935       --         11,452
                                     --------- --------      ----      --------
  Total Assets.....................  $ 587,424 $162,946      $  0      $750,370
                                     ========= ========      ====      ========
Deposits
  Non-interest bearing.............  $  58,586 $ 29,242                $ 87,828
  Interest bearing.................    413,770  121,125                 534,895
                                     --------- --------                --------
    Total deposits.................    472,356  150,367                 622,723
Securities sold under repurchase
 agreements........................     25,005                           25,005
Other borrowings...................     34,083      162                  34,245
Other liabilities..................      5,625    1,102      (350)(1)     7,077
                                     --------- --------      ----      --------
  Total liabilities................    537,069  151,631      (350)      689,050
                                     --------- --------      ----      --------
Common stock.......................      7,917    2,424       357 (2)     9,984
Capital surplus....................     23,886    3,708      (357)(2)    27,951
Retained earnings..................     18,349    5,083       350 (1)    23,082
Unrealized gains on securities
 available-for-sale,                       203      100       --            303
 net of tax........................  --------- --------      ----      --------
                                        50,355   11,315       350        61,320
                                     --------- --------      ----      --------
Total liabilities and stockholders'  $ 587,424 $162,946      $  0      $750,370
 equity............................  ========= ========      ====      ========

        See Notes to Pro Forma Condensed Combined Financial Statements.

               PRO FORMA CONDENSED COMBINED STATEMENTS OF INCOME

                     FOR THE SIX MONTHS ENDED JUNE 30, 1997
                             (DOLLARS IN THOUSANDS)
                                  (UNAUDITED)

                                                   PRO FORMA
                                                   ADJUSTMENTS   PRO FORMA
                            PREMIER    CITIZENS  DEBIT (CREDIT)  COMBINED
                           ----------  --------  -------------- -----------
Interest income..........  $   23,045  $  6,605      $          $    29,650
Interest expense.........      11,379     2,677          0           14,056
                           ----------  --------      -----      -----------
 Net interest income.....      11,666     3,928          0           15,594
Provision for loan               (130)      314                         184
 losses..................  ----------  --------      -----      -----------
Net interest income after
 provision for loan            11,796     3,614          0           15,410
 losses..................  ----------  --------      -----      -----------
Other income:
  Service charges on de-
   posit accounts........         898       366                       1,264
  Gain on sale of subsid-
   iary..................         757                                   757
  Mortgage loan income...       5,376                                 5,376
  Security transactions,
   net...................         (41)       (3)                        (44)
  Other..................       1,530       119          0            1,649
                           ----------  --------      -----      -----------
                                8,520       482          0            9,002
                           ----------  --------      -----      -----------
Other expenses:
  Salaries and employee
   benefits..............       9,024     1,465                      10,489
  Occupancy and equipment
   expense...............       1,876       421                       2,297
  Other operating ex-           3,749       830          0       4,579
   penses................  ----------  --------      -----      -----------
                               14,649     2,716          0      17,365
                           ----------  --------      -----      -----------
Income before income
 taxes...................       5,667     1,380          0            7,047
Income tax expense.......       1,571       424          0            1,995
                           ----------  --------      -----      -----------
Income before minority
 interest in net income         4,096       956          0            5,052
 of subsidiary...........  ----------  --------      -----      -----------
Minority interest in net            8                    0                8
 income of subsidiary....  ----------  --------      -----      -----------
Net income...............  $    4,088  $    956      $   0      $     5,044
                           ==========  ========      =====      ===========
Net Income per share of    $     0.51  $   3.95                 $      0.50
 common stock............  ==========  ========                 ===========
Average shares              8,062,259   242,350                  10,129,109
 outstanding.............  ==========  ========                 ===========


        See Notes to Pro Forma Condensed Combined Financial Statements.

               PRO FORMA CONDENSED COMBINED STATEMENTS OF INCOME

   FOR THE SIX MONTHS ENDED JUNE 30, 1996 (DOLLARS IN THOUSANDS) (UNAUDITED)

                                                       PRO FORMA
                                                      ADJUSTMENTS   PRO FORMA
                                  PREMIER   CITIZENS DEBIT (CREDIT)  COMBINED
                                 ---------  -------- -------------- ----------
Interest income................. $  19,904  $ 4,988      $          $   24,892
Interest expense................     9,766    2,280         --          12,046
                                 ---------  -------      -----      ----------
  Net interest income...........    10,138    2,708         --          12,846
Provision for loan losses.......      (229)     190         --             (39)
                                 ---------  -------      -----      ----------
Net income after provision for      10,367    2,518         --          12,885
 loan losses.................... ---------  -------      -----      ----------
Other income:
  Service charges on deposit ac-
   counts.......................       840      287                      1,127
  Mortgage loan income..........     3,926                               3,926
  Security transactions, net....       135       12                       1 47
  Other.........................       983       71         --           1,054
                                 ---------  -------      -----      ----------
                                     5,884      370         --           6,254
                                 ---------  -------      -----      ----------
Other expenses:
  Salaries and employee bene-
   fits.........................     7,537    1,256                      8,793
  Occupancy and equipment ex-
   pense........................     1,489      317                      1,806
  Other operating expenses......     3,251      617         --           3,868
                                 ---------  -------      -----      ----------
                                    12,277    2,190         --          14,467
                                 ---------  -------      -----      ----------
Income before income taxes......     3,974      698         --           4,672
Income tax expense..............     1,009      164         --           1,173
                                 ---------  -------      -----      ----------
Income before minority interest      2,965      534         --           3,499
 in net income of subsidiary.... ---------  -------      -----      ----------
Minority interest in net income          6       --         --               6
 of subsidiary.................. ---------  -------      -----      ----------
Net income...................... $   2,959  $   534      $  --      $    3,493
                                 =========  =======      =====      ==========
Net Income per share of common   $    0.37  $  2.20                 $     0.35
 stock.......................... =========  =======                 ==========
Average shares outstanding...... 7,970,193  242,350                 10,102,699
                                 =========  =======                 ==========


        See Notes to Pro Forma Condensed Combined Financial Statements.

               PRO FORMA CONDENSED COMBINED STATEMENTS OF INCOME

    FOR THE YEAR ENDED DECEMBER 31, 1996 (DOLLARS IN THOUSANDS) (UNAUDITED)

                                                       PRO FORMA
                                                      ADJUSTMENTS   PRO FORMA
                                  PREMIER   CITIZENS DEBIT (CREDIT)  COMBINED
                                 ---------  -------- -------------- ----------
Interest income................. $  40,252  $11,019      $          $   51,271
Interest expense................    20,238    5,105        --           25,343
                                 ---------  -------      ----       ----------
Net interest income.............    20,014    5,914        --           25,928
Provision for loan losses.......      (418)     303        --             (115)
                                 ---------  -------      ----       ----------
Net income after provision for      20,432    5,611        --           26,043
 loan losses.................... ---------  -------      ----       ----------
Other income:
  Service charges on deposit ac-
   counts.......................     1,719      615                      2,334
  Mortgage loan income..........     8,901                               8,901
  Security transactions, net....       135       12                       1 47
  Other.........................     2,363      211        --            2,574
                                 ---------  -------      ----       ----------
                                    13,118      838        --           13,956
                                 ---------  -------      ----       ----------
Other expenses:
  Salaries and employee bene-
   fits.........................    15,808    2,501                     18,309
  Occupancy and equipment ex-
   pense........................     3,290      612                      3,902
  Other operating expenses......     7,248    1,329        --            8,577
                                 ---------  -------      ----       ----------
                                    26,346    4,442        --           30,788
                                 ---------  -------      ----       ----------
Income before income taxes......     7,204    2,007        --            9,211
Income tax expense..............     1,698      496        --            2,194
                                 ---------  -------      ----       ----------
Income before minority interest      5,506    1,511        --            7,017
 in net income of subsidiary.... ---------  -------      ----       ----------
Minority interest in net income         12                 --               12
 of subsidiary.................. ---------  -------      ----       ----------
Net income...................... $   5,494  $ 1,511      $ --       $    7,005
                                 =========  =======      ====       ==========
Net Income per share of common   $    0.68  $  6.24                 $     0.69
 stock.......................... =========  =======                 ==========
Average shares outstanding...... 8,091,369  242,350                 10,141,721
                                 =========  =======                 ==========


        See Notes to Pro Forma Condensed Combined Financial Statements.

               PRO FORMA CONDENSED COMBINED STATEMENTS OF INCOME

                      FOR THE YEAR ENDED DECEMBER 31, 1995
                             (DOLLARS IN THOUSANDS)
                                  (UNAUDITED)

                                                        PRO FORMA
                                                       ADJUSTMENTS   PRO FORMA
                                 PREMIER    CITIZENS  DEBIT (CREDIT)  COMBINED
                                ----------  --------  -------------- ----------
Interest income...............      33,575  $  7,431      $          $   41,006
Interest expense..............      16,662     3,211        --           19,873
                                ----------  --------      -----      ----------
 Net interest income..........      16,913     4,220        --           21,133
Provision for loan losses ....        (700)      118        --             (582)
                                ----------  --------      -----      ----------
Net interest income after pro-      17,613     4,102        --           21,715
 vision for loan losses ......  ----------  --------      -----      ----------
Other income:
 Service charges on deposit
  accounts....................       1,578       473                      2,051
 Mortgage loan income.........       5,967                                5,967
 Security transactions, net...        (206)      (30)                      (236)
 Other .......................       1,748       119        --            1,867
                                ----------  --------      -----      ----------
                                     9,087       562        --            9,649
                                ----------  --------      -----      ----------
Other expenses:
 Salaries and employee bene-
  fits........................      11,734     1,956                     13,690
 Occupancy and equipment ex-
  pense.......................       2,406       380                      2,786
 Other operating expenses ....       6,238       896        --            7,134
                                ----------  --------      -----      ----------
                                    20,378     3,232        --           23,610
                                ----------  --------      -----      ----------
Income before income taxes....       6,322     1,432        --            7,754
Income tax expense ...........       1,761       427        --            2,188
                                ----------  --------      -----      ----------
Income before minority inter-
 est in net income of subsidi-       4,561     1,005        --            5,566
 ary..........................  ----------  --------      -----      ----------
Minority interest in net in-            13                  --               13
 come of subsidiary ..........  ----------  --------      -----      ----------
Net income....................  $    4,548  $  1,005      $ --       $    5,553
                                ==========  ========      =====      ==========
Net Income per share of common  $     0.57  $   4.12                 $     0.56
 stock........................  ==========  ========                 ==========
Average shares outstanding....   7,982,660   244,236                  9,953,075
                                ==========  ========                 ==========


        See Notes to Pro Forma Condensed Combined Financial Statements.

               PRO FORMA CONDENSED COMBINED STATEMENTS OF INCOME

                      FOR THE YEAR ENDED DECEMBER 31, 1994
                             (DOLLARS IN THOUSANDS)
                                  (UNAUDITED)

                                                        PRO FORMA
                                                       ADJUSTMENTS   PRO FORMA
                                   PREMIER   CITIZENS DEBIT (CREDIT)  COMBINED
                                  ---------- -------- -------------- ----------
Interest income.................. $   27,723 $ 5,794      $          $   33,517
Interest expense.................     13,028   2,059                     15,087
                                  ---------- -------      -----      ----------
 Net interest income.............     14,695   3,735        --           18,430
Provision for loan losses .......        285      80        --              365
                                  ---------- -------      -----      ----------
Net interest income after provi-      14,410   3,655        --           18,065
 sion for loan losses ........... ---------- -------      -----      ----------
Other income:
 Service charges on deposit ac-
  counts.........................      1,652     444                      2,096
 Mortgage loan income............      1,284                              1,284
 Security transactions, net......        212                                212
 Other ..........................      1,474     104        --            1,578
                                  ---------- -------      -----      ----------
                                       4,622     548        --            5,170
                                  ---------- -------      -----      ----------
Other expenses:
 Salaries and employee benefits..      8,344   1,489                      9,833
 Occupancy and equipment expense.      2,144     309                      2,453
 Other operating expenses .......      5,671     806        --            6,477
                                  ---------- -------      -----      ----------
                                      16,159   2,604        --           18,763
                                  ---------- -------      -----      ----------
Income before income taxes.......      2,873   1,599        --            4,472
Income tax expense ..............        965     594        --            1,559
                                  ---------- -------      -----      ----------
Income before minority interest        1,908   1,005        --            2,913
 in net income of subsidiary..... ---------- -------      -----      ----------
Minority interest in net income                             --                0
 of subsidiary .................. ---------- -------      -----      ----------
Net income....................... $    1,908 $ 1,005      $ --       $    2,913
                                  ========== =======      =====      ==========
Net Income per share of common    $     0.25 $  4.02                 $     0.31
 stock........................... ========== =======                 ==========
Average shares outstanding.......  7,041,663 250,000                  9,041,691
                                  ========== =======                 ==========


        See Notes to Pro Forma Condensed Combined Financial Statements.

NOTES TO PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

(1) The unaudited pro forma condensed combined balance sheet as of June 30, 1997 and condensed combined statements of income for the six months ended June 30, 1997 and 1996 and for the years ended December 31, 1996, 1995 and 1994 have been prepared based upon the historical consolidated balance sheets and statements of income, which give effect to the Merger accounted for as a pooling-of-interests, based on the Exchange Ratio. The pro forma financial statements include all adjustments necessary to reflect the acquisition on a pooling-of-interests basis. The pro forma condensed combined financial statements should be read in conjunction with the accompanying historical consolidated financial statements of Premier and Citizens and notes thereto included elsewhere in this Joint Proxy Statement/Prospectus.

(2) Provided below is the pro forma adjustment necessary to reflect the business combination of Premier and Citizens accounted for as a pooling-of-interests. Each outstanding share of Citizens Common Stock will be exchanged for 8.0 shares of Premier Common Stock.

      Issuance of Premier shares (2,066,850 at $1.00 par value)..... $2,066,850
      Retirement of Citizens shares (242,350 at $10.00 par value)... (2,423,500)
      Net effect on common stock....................................  ( 356,650)
                                                                     ==========

  The issuance of shares shown above is based on the current number of shares outstanding. Subsequent to June 30, 1997, 1,850 options have been exercised by an employee.

(3) The pro forma condensed combined statements of income do not include the estimated direct costs associated with the acquisition. The estimated merger expenses of Premier and Citizens are $400,000 and $250,000, respectively. As of June 30, 1997, approximately $350,000 of the estimated expenses remained to be paid.

(4) Net income per common and common equivalent share was computed by dividing net income by the weighted average number of shares of common stock and common stock equivalents outstanding during each period, restated for the Premier stock split and to reflect the merger of Premier and Central and Southern in June 1997. Common stock equivalents include stock options.